UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Aeolus Pharmaceuticals, Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AEOLUS PHARMACEUTICALS, INC.

NOTICE OF CONSENT IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

DEAR STOCKHOLDERS:

Notice is hereby given to you as stockholders of record of Aeolus Pharmaceuticals, Inc. (the “Company”) as of January 25, 2011 that a Written Consent in Lieu of an Annual Meeting of Stockholders has been executed with an effective date of March 28, 2011. As explained in the enclosed Information Statement, holders of a majority of the Company’s Common Stock have executed the written consent (1) re-electing seven directors of the Company, (2) amending the Company’s 2004 Stock Option Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance from 10,000,000 shares to 15,000,000 shares; and (3) ratifying the selection by the Audit Committee of the Board of Directors of Haskell & White LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2011.

The Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

Stockholders of record of the Company’s Common Stock at the close of business on January 25, 2011 have received this Notice of Consent in Lieu of Annual Meeting of Stockholders, which is expected to be mailed on or about February 1, 2011.

A copy of the Annual Report of the Company for the fiscal year ended September 30, 2010 accompanies this Notice.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ John McManus

John McManus

Chief Executive Officer

January 26, 2011

INFORMATION STATEMENT

OF

AEOLUS PHARMACEUTICALS, INC.
26361 Crown Valley Parkway, Suite 150
Mission Viejo, California 92691

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

Aeolus Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Aeolus”), furnishes this Information Statement to the holders of record of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”). This Information Statement is being mailed on or about February 1, 2011 to all of the Company’s stockholders of record at the close of business on January 25, 2011 (the “Record Date”). As of the Record Date, there were 59,784,050 shares of Common Stock outstanding.

Each share of Common Stock is entitled to one vote per share. Holders of 69.3% of the outstanding Common Stock have executed a written consent in lieu of Annual Meeting (the “Written Consent”), with an effective date of March 28, 2011, effecting the following actions: (1) election of the seven nominees for director identified below, (2) the amendment of the Company’s 2004 Stock Option Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance from 10,000,000 shares to 15,000,000 shares, and (3) the ratification of the selection by the Audit Committee of the Board of Directors of Haskell & White LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2011. No other action has been authorized by the Written Consent. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to inform holders of the Company’s Common Stock who are entitled to vote on, authorize or consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that have been approved pursuant to the Written Consent for purposes of Section 228 of the Delaware General Corporation Law.

Because holders of approximately 69.3% of the Company’s outstanding Common Stock have executed the Written Consent, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under Delaware law and our Bylaws, the votes represented by the holders signing the Written Consent are sufficient in number to elect directors and authorize the other matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company. Delaware statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our Board has determined not to call an annual meeting of stockholders in 2011, and no annual meeting of stockholders of the Company was held in 2010. The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. There are no appraisal rights as a result of the approval of these actions.

Our Annual Report to stockholders for the year ended September 30, 2010, including audited consolidated financial statements (the “Annual Report”), accompanies this Information Statement. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of this Information Statement and the Annual Report so that such record holders can supply such material to beneficial owners as of January 25, 2011.

This Information Statement is expected to be mailed to stockholders on or about February 1, 2011. We will bear all expenses incurred in connection with the distribution of this Information Statement and Annual Report. We will reimburse brokers or other nominees for expenses they incur in forwarding this material to beneficial owners.

ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2010, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO JOHN MCMANUS, CHIEF EXECUTIVE OFFICER, AEOLUS PHARMACEUTICALS, INC., 26361 CROWN VALLEY PARKWAY, SUITE 150 MISSION VIEJO, CALIFORNIA 92691-7234.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Aeolus’ Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of Aeolus’ outstanding capital stock is required to effect the action described herein. Aeolus’ Certificate of Incorporation does not authorize cumulative voting. As of the record date, Aeolus had 59,784,050 voting shares of Common Stock issued and outstanding of which 29,892,026 shares were required to pass any stockholder resolutions. The consenting stockholders, who consist of current stockholders of Aeolus and affiliates of such stockholders, are collectively the record and/or beneficial owners of 41,458,327 shares of Aeolus’ Common Stock outstanding as of January 25, 2011, which represented 69.3% of the issued and outstanding shares of Aeolus’ Common Stock as of that date. Pursuant to Section 228 of the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in a written consent, dated January 25, 2011, attached hereto as Exhibit A. There are no cumulative voting rights. No consideration was paid for the consent. The consenting stockholders’ names, affiliations with Aeolus, and their beneficial holdings are as follows:

Name	Affiliation	Shares Beneficially Held	Percentage
Xmark Opportunity Fund, L.P.	10% Stockholder	9,948,686	16.6%

Xmark Opportunity Fund, Ltd.	10% Stockholder	21,378,871	35.8%

Xmark JV Investment Partners, LLC	Together with Affiliates, 10% Stockholder	1,023,731	1.7%

Xmark Opportunity Partners, LLC	Together with Affiliates, 10% Stockholder	1,000,000	1.7%

Goodnow Capital, L.L.C.	10% Stockholder	8,107,039	13.5%

Total Shares Voting in Favor	Together with Affiliates, 10% Stockholder	41,458,327	69.3%

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following actions were taken based upon the unanimous recommendation of Aeolus’ Board of Directors (the “Board”) and the written consent of the consenting stockholders as set forth in Exhibit A:

MATTER NO. 1

ELECTION OF DIRECTORS

Aeolus’ Bylaws provide that the number of directors constituting the Board of Directors shall be no less than one nor greater than seven. The Board currently consists of seven members.

The directors elected pursuant to the written consent of the consenting stockholders as set forth in Exhibit A are to serve for one year, each until the election and qualification of his successor, or until his earlier death, removal or resignation. Each director listed below has agreed to serve as a director. None of the directors is related by blood, marriage or adoption to any other nominee or any executive officer of Aeolus.

Under Delaware law, the Written Consent is sufficient to elect all nominees to our Board without the vote or consent of any other Stockholders of the Company.

INFORMATION REGARDING DIRECTORS

Name of Nominee	Age as of January 25, 2011	Director Since
David C. Cavalier	41	April 2004

John M. Farah, Jr., Ph.D.	58	October 2005

Joseph J. Krivulka	58	June 2004

Amit Kumar, Ph.D.	46	June 2004

Michael E. Lewis, Ph.D.	59	June 2004

Chris A. Rallis	57	June 2004

Peter D. Suzdak, Ph.D.	52	June 2004

David C. Cavalier has been the Chairman of our Board since April 30, 2004, and an employee of the Company since November 2009. Since 2001, he has been a Principal and the Chief Operating Officer of Xmark Opportunity Partners, LLC, a manager of a family of private investment funds. From 1995 to 1996, Mr. Cavalier worked for Tiger Real Estate, a $785 million private investment fund sponsored by Tiger Management Corporation. Mr. Cavalier began his career in 1994 in the Investment Banking Division of Goldman, Sachs & Co. working on debt and equity offerings for public and private real estate companies. He received a B.A. from Yale University and an M. Phil. from Oxford University.

John M. Farah, Jr., Ph.D. is Vice President, Intercontinental Operations of International Pharmaceutical Operations for Cephalon, Inc. Dr. Farah joined Cephalon in 1992 to manage technology requirements and collaborations for the research and development organization. He then served in several roles with increasing responsibilities in scientific affairs, managing biotech research partnerships, product licensing and academic collaborations. In 1998, Dr. Farah was promoted to senior director and, in 2001, vice president of worldwide business development responsible for promoting and negotiating R&D and commercial alliances with multinational and regional pharmaceutical firms. In 2003, Dr. Farah was appointed head of worldwide product export, and in 2006 he became responsible for strategic growth and commercial success of Cephalon in Latin America, Japan and certain commonwealth countries. Prior to joining Cephalon, Dr. Farah was a research investigator at GD Searle and served as a postdoctoral fellow at the National Institutes of Health. He received his Doctorate in physiology in 1985 from the Uniformed Services University in Bethesda, Maryland. He also received a B.S. degree in Zoology from the University of Maryland and a B.H.A. degree from New College of California in San Francisco.

Joseph J. Krivulka is the founder of Triax Pharmaceuticals, LLC, Akrimax Pharmaceuticals LLC and Roves Point Pharmaceuticals, LLC. Mr. Krivulka has served as its Chief Executive Officer of Triax Pharmaceuticals, LLC since November 2004, Chairman of the Board of Akrimax Pharmaceuticals, LLC since January 2008 and Chairman of the Board of Roves Point Pharmaceuticals, LLC since September 2008. He also co-founded Reliant Pharmaceuticals, LLC and served as its President from 1999 until 2004. Mr. Krivulka has more than 25 years of experience in the pharmaceutical industry and was formerly Chief Executive Officer of Bertek, Inc., a subsidiary of Mylan Laboratories Inc., and Corporate Vice President of Mylan Laboratories. He has extensive expertise in product launches, reformulation and line extensions, clinical development, and manufacturing. He successfully brought to market numerous branded products and managed Mylan’s entry into the branded pharmaceutical business, with the acquisition of several pharmaceutical companies. Mr. Krivulka is a member of the board of directors of Nektar Therapeutics, a publicly-held pharmaceutical company.

Amit Kumar, Ph.D. is currently the Chairman of the Board of Ascent Solar Technologies, a publicly-held solar energy company.   From September 2001 to June 2010, Dr. Kumar was President and Chief Executive Officer of CombiMatrix Corporation, a publicly-held biotechnology company.  He has been a director of CombiMatrix since September 2000.  Previously, Dr. Kumar was Vice President of Life Sciences of Acacia Research Corp.  From January 1999 to February 2000, Dr. Kumar was the founding President and CEO of Signature BioSciences, Inc., a life science company developing technology for advanced research in genomics, proteomics and drug discovery.  From January 1998 to December 1999, Dr. Kumar was an Entrepreneur in Residence with Oak Investment Partners, a venture capital firm.  From October 1996 to January 1998, Dr. Kumar was a Senior Manager at Idexx Laboratories, Inc., a biotechnology company.  From October 1993 to September 1996, he was Head of Research & Development for Idetek Corporation, which was later acquired by Idexx Laboratories, Inc.  Dr. Kumar received his B.S. in Chemistry from Occidental College.  After joint studies at Stanford University and the California Institute of Technology, he received his Ph.D. from the California Institute of Technology in 1991.  He also completed a post-doctoral fellowship at Harvard University from 1991 to 1993.  Dr. Kumar is also a member of the board of directors of Luechemix and Tacere Therapeutics, both private biotechnology companies.

Michael E. Lewis, Ph.D. has been President of BioDiligence Partners, Inc., a private consulting firm, since 1994. He co-founded Cara Therapeutics Inc., a privately-held biopharmaceutical company, and has served as a director and Chief Scientific Advisor of Cara since 2004. He has also served as a director of Polymedix, Inc., a publicly-held biotechnology company, since 2003. Dr. Lewis co-founded Arena Pharmaceuticals, Inc. in 1997, and was a director until 2000 and Arena’s Chief Scientific Advisor until 2003. He also co-founded Adolor Corporation in 1994 and served as its Chief Scientific Advisor until 1997. Dr. Lewis was Vice President of Research at Symphony Pharmaceuticals, Inc. from 1993 to 1994. He also co-founded Cephalon, Inc., where he served as Senior Scientist, Director of Pharmacology, and Senior Director of Scientific Affairs, between 1988 and 1993. Prior to that, Dr. Lewis was a Principal Investigator at E.I. DuPont de Nemours & Co., Inc. from 1985 to 1987. Dr. Lewis received a B.A. with Special Honors in Psychology from George Washington University, and an M.A. and Ph.D. in Psychology from Clark University, followed by postdoctoral training in neurosciences at the University of Cambridge, the National Institutes of Health, and the University of Michigan.

Chris A. Rallis has been an executive-in-residence at Pappas Ventures, a life science venture capital firm since January 2008. Previously, Mr. Rallis was the President and Chief Executive Officer of ImmunoBiosciences, Inc. (“IBI”), a vaccine technology company located in Raleigh, North Carolina from April 2006 through June 2007. Prior to joining IBI, Mr. Rallis served as an executive in residence (part time) for Pappas Ventures, and as a consultant for Duke University and Panacos Pharmaceuticals, Inc. Mr. Rallis is the former President and Chief Operating Officer and director of Triangle Pharmaceuticals, Inc., which was acquired by Gilead Sciences in January 2003 for approximately $465 million. Prior to assuming the role of President and COO in March 2000, he was Executive Vice President, Business Development and General Counsel. While at Triangle, Mr. Rallis participated in 11 equity financings generating gross proceeds of approximately $500 million. He was also primarily responsible for all business development activities which included a worldwide alliance with Abbott Laboratories and the in-licensing of ten compounds. Before joining Triangle in 1995, Mr. Rallis served in various business development and legal management roles with Burroughs Wellcome Co. over a 13-year period, including Vice President of Strategic Planning and Business Development. Mr. Rallis also serves on the board of Salisbury School, a private secondary school in Salisbury, Connecticut. Mr. Rallis received his A.B. degree in economics from Harvard College and a J.D. from Duke University.

Peter D. Suzdak, Ph.D. is a research and development executive with more than 23 years of experience in U.S. and European pharmaceutical companies.  Dr. Suzdak is currently Chief Scientific Officer at Corridor Pharmaceuticals. Prior to joining Corridor, Dr. Suzdak was President, Chief Executive Officer and founder of Cardioxyl Pharmaceuticals and raised $14.5 million in venture capital financing and advanced its lead compound into clinical development for acute decompensated heart failure. Prior to joining Cardioxyl in 2006, Dr. Suzdak was President, Chief Executive Officer and co-founder of Artesian Therapeutics, Inc. and raised $15 million in venture capital financing and advanced two lead drug discovery programs from idea stage to clinical candidate selection stage.  In October 2005, Artesian Therapeutics was acquired by CardiomePharma.  Prior to joining Artesian Therapeutics, Dr. Suzdak was most recently at Guilford Pharmaceuticals, Inc. from 1995 to 2002.  During his tenure as Vice President of Research, then Senior Vice President of Research and Development, Dr. Suzdak was responsible for all pharmaceuticals drug discovery, preclinical development and clinical development at Guilford.  Dr. Suzdak was responsible for establishing an integrated drug discovery and development function at Guilford and building an extensive technology and intellectual property platform around multiple novel biological targets.  Prior to joining Guilford, Dr. Suzdak held various positions at Novo-Nordisk A/S in Copenhagen, Denmark from 1988 to 1995, including Director of Neurobiology Research.  Dr. Suzdak was involved in multiple drug discovery and development collaborations with major pharmaceutical companies in the U.S. and Europe, including Abbott which resulted in the successful discovery, clinical development, approval and marketing of the novel anti-epileptic Gabatril®.  Prior thereto, Dr. Suzdak was a Pharmacology Research Associate in the Clinical Neuroscience Branch of the National Institute of Mental Health in Bethesda, in the laboratory of Dr. Steven M. Paul, from 1985 to 1988.  Dr. Suzdak received his Ph.D. in Pharmacology from the University of Connecticut and a B.S. in Pharmacy from St. Johns University.

Information Concerning the Board of Directors and its Committees

Director Independence and Board Meetings

The business of Aeolus is under the general management of the Board of Directors, as provided by the laws of Delaware and the Bylaws of Aeolus. During the fiscal year ended September 30, 2010, the Board of Directors held three formal meetings, excluding actions by unanimous written consent. Each member of the Board attended at least 75% of the fiscal 2010 meetings of the Board of Directors and Board committees of which he was a member, except for Peter Suzdak and Michael Lewis who attended 67% of the three Board meetings.  Aeolus does not have a policy with regard to Board members’ attendance at annual meetings. The Company did not hold an  Annual Meeting of Stockholders in 2010.

After review of all relevant transactions or relationships between each director, or any of his family members, and the Company, the Company’s senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that all of the Company’s directors are independent directors within the meaning of the applicable Nasdaq Stock Market, LLC (“Nasdaq”) listing standards, as currently in effect, excluding Mr. Cavalier.

The Board of Directors has established an Audit Committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and a Compensation Committee.

Audit Committee

The Audit Committee currently consists of Mr. Cavalier, Chairman, Dr. Kumar and Mr. Rallis. During fiscal 2010, the Audit Committee held four formal meetings and met with Aeolus’ independent registered public accounting firm prior to the release of financial results for the first three quarters and full year of fiscal 2010. The Audit Committee reviews the results and scope of the audit and other services provided by Aeolus’ independent registered public accounting firm. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit B to this information statement. The Board of Directors has determined that Mr. Cavalier is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission (“Regulation S-K”). Mr. Cavalier is President of Goodnow. Xmark Opportunity Partners, LLC, which together with its affiliates beneficially owns approximately 69.4% of the Common Stock, is the sole manager of Goodnow and possesses sole power to vote and direct the disposition of all securities of the Company held by Goodnow and the funds affiliated with Xmark Opportunity Partners, LLC. Excluding Mr. Cavalier as a result of his affiliation with Goodnow and Xmark Opportunity Partners, LLC and employment by the Company, the Board of Directors has determined that all of the members of the Audit Committee meet the Nasdaq Audit Committee independence standards, as currently in effect.

Compensation Committee

The Compensation Committee currently consists of Mr. Cavalier, Chairman, Mr. Krivulka and Dr. Suzdak. During fiscal 2010, the Compensation Committee held one formal meeting. The Compensation Committee makes recommendations to the Board of Directors regarding salaries and incentive compensation for officers of Aeolus, and determines the amount and type of equity incentives granted to participants in Aeolus’ 2004 Stock Incentive Plan, as amended (the “Plan”).

Nominating Committee

The Board does not have a standing nominating committee. The Board does not believe a nominating committee is necessary based on Aeolus’ size and the beneficial ownership (beneficial ownership assumes the exercise of all warrants and options by the respective holder) by Xmark Opportunity Partners, LLC and Efficacy Biotech Master Fund Ltd. (“Efficacy”), of more than 87% of the Company’s outstanding Common Stock. The Board will consider establishing a nominating committee at the appropriate time.

The entire Board of Directors participates in the consideration of director nominees. To date, the Board of Directors has not formally established any criteria for Board membership. Candidates for director nominees are reviewed in the context of the current composition of the Board, the Company’s operating requirements and the long-term interests of its stockholders. In conducting this assessment, the Board of Directors considers skills, diversity, age, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Board’s process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing an analysis with regard to particular recommended candidates.

The Board has not established a formal process for stockholders to send communications, including director nominations, to the Board; however, the names of all directors are available to stockholders in this information statement and on Aeolus’ web site at www.aeoluspharma.com. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. However, the Board will consider, from time to time, whether adoption of a formal process for such stockholder communications has become necessary or appropriate. If Aeolus receives any security holder communication for an independent director, Aeolus will relay it to the independent director. Director nominations submitted by a stockholder will be considered by the full Board. The Board of Directors believes that the Company currently has in place adequate methods for receiving communications from its stockholders. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company, at 26361 Crown Valley Parkway, Suite 150, Mission Viejo, California 92691 (Attention: Secretary). The Company will forward any such communication to the Board member.

Code of Ethics

The Company has a Code of Ethics that applies to its Chief Executive Officer, senior financial officers, controller and other similar employees. The purpose of the Code of Ethics is to provide written standards that are reasonably designed to promote: honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC and other public communications by the Company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the Code of Ethics; and accountability for adherence to the Code of Ethics; and to deter wrongdoing. A copy of the Company’s Code of Ethics can be obtained from the Company’s website at www.aeoluspharma.com.

There is no family relationship between any of our officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Communications with Members of the Board of Directors

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company’s address. If a communication is sent to the Company’s address, the Company will forward any such communication to the Board member.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the ownership of shares of Aeolus’ Common Stock and Series B Preferred as of the close of business on the Record Date by:

•	each person known by Aeolus to beneficially own more than 5% of the outstanding shares of each class of the Company’s stock;

•	each of Aeolus’ directors;

•	each of Aeolus’ Named Executive Officers (as defined under “Executive Compensation” below); and

•	all of Aeolus’ directors and executive officers as a group.

	Preferred Stock			Common Stock
Identity of Owner or Group (1)(2)	Beneficially Owned	Percentage Owned		Beneficially Owned		Percentage Owned(4)

Directors:
David C. Cavalier	-	-		41,631,077	(5)	69.4%
John M. Farah, Jr., Ph.D. (6)	-	-		166,279		*
Joseph J. Krivulka (6)	-	-		172,250		*
Amit Kumar, Ph.D. (6)	-	-		225,000		*
Michael E. Lewis, Ph.D. (6)	-	-		170,000		*
Chris A. Rallis (6)	-	-		225,000		*
Peter D. Suzdak, Ph.D. (6)	-	-		179,375		*

Named Executive Officers:
Brian Day, Ph.D. (7)	-	-		630,111		1.0%
John L. McManus (8)	-	-		3,326,667		5.3%
Michael P. McManus (9)	-	-		3,600		*
All directors and executive officers as a group (9 persons)	-	-		46,729,359	(10)	71.9%

Greater than 5% Stockholders:
Elan Corporation, plc	475,087	100.0	%(3)	475,087	(11)	*
Lincoln House
Lincoln Place
Dublin 2, Ireland

Efficacy Biotech Master Fund Ltd	-	-		16,660,000	(12)	25.0%
11622 El Camino Real, Suite 100
San Diego, CA 92130

Xmark Opportunity Partners, LLC and its affiliates	-	-		41,631,077	(13)	69.4%
90 Grove Street
Ridgefield, CT 06877

* Less than one percent

(1) Unless otherwise indicated, the address of all the owners is: c/o Aeolus Pharmaceuticals, Inc., 26361 Crown Valley Parkway, Suite 150, Mission Viejo, California 92691.

(2) This table is based upon information supplied by our executive officers, directors and principal stockholders and Schedule 13Ds and 13Gs, as amended, filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3) Percent of shares beneficially owned by any person is calculated by dividing the number of shares of preferred stock beneficially owned by that person by 475,087, the number of shares of preferred stock outstanding as of the close of business on the Record Date, and the number of shares of preferred stock as to which that person has the right to acquire voting or investment power within 60 days of the Record Date.

(4) Percentages are rounded.

(5) Consists of 172,750 shares of Common Stock issuable upon exercise of options held by David C. Cavalier; 9,948,686 shares of Common Stock owned by Xmark Opportunity Fund, L.P., a Delaware limited partnership (“Opportunity LP”); 21,378,871 shares of Common Stock owned by Xmark Opportunity Fund, Ltd., a Cayman Islands exempted company (“Opportunity Ltd”); 1,023,731 shares of Common Stock owned by Xmark JV Investment Partners, LLC, a Delaware limited liability company (“JV Partners”); 8,107,039 shares of Common Stock owned by Goodnow Capital, L.L.C. (“Goodnow”), a Delaware limited liability company; and 1,000,000 shares of Common Stock that Xmark Opportunity Partners, LLC, a Delaware limited liability company (“Opportunity Partners”), has the right to vote pursuant to a Voting Trust Agreement, dated as of April 19, 2004, as amended, by and among Opportunity Partners and the holders of such shares of Common Stock.  In addition to the shares of Common Stock set forth above, Opportunity LP, Opportunity Ltd and JV Partners can acquire an additional 18,429,642, 40,220,357 and 500,000, respectively, shares of Common Stock upon the exercise of warrants held by such parties.  The warrants are subject to an issuance limitation that prevents the holder of the warrants from exercising the warrants if the holder would beneficially own more than 9.99% of the shares of Common Stock then issued and outstanding, which such limitation cannot be modified by the holder before the sixty-first (61st) day after notice to the Company of the holder’s intention to waive the issuance limitation.

(6) Consists solely of shares of common stock issuable upon exercise of options.

(7) Consists of 6,778 shares owned directly and 623,333 shares issuable upon exercise of options.

(8) Consists of 40,000 shares owned directly and 3,286,667 shares issuable upon exercise of options.

(9) Consists of 3,600 shares owned directly as of January 15, 2010. Michael McManus resigned on January 15, 2010. The Company is unable to confirm Mr. Michael McManus’ current beneficial ownership of the Company’s stock.

(10) Consists of shares of Common Stock beneficially owned by the Company’s directors and the following executive officers: Dr. Day and Mr. John McManus. See footnotes (5), (6), (7) and (8) above.

(11) Consists of 475,087 shares of common stock which were issuable upon conversion of an aggregate of 475,087 shares of Series B Preferred Stock as of the close of business on the Record Date.

(12) Consists of 9,800,000 shares of common stock and warrants to purchase 6,860,000 shares of common stock. Efficacy Capital, Ltd. is the investment advisor of Efficacy Biotech Master Fund Ltd. Mark Lappe and Jon Faiz Kayyem exercise share voting and dispositive power over these shares.

(13) Consists of 172,750 shares of Common Stock issuable upon exercise of options held by David C. Cavalier; 9,948,686 shares of Common Stock owned by Xmark Opportunity Fund, L.P., a Delaware limited partnership (“Opportunity LP”); 21,378,871 shares of Common Stock owned by Xmark Opportunity Fund, Ltd., a Cayman Islands exempted company (“Opportunity Ltd”); 1,023,731 shares of Common Stock owned by Xmark JV Investment Partners, LLC, a Delaware limited liability company (“JV Partners”); 8,107,039 shares of Common Stock owned by Goodnow Capital, L.L.C. (“Goodnow”), a Delaware limited liability company; and 1,000,000 shares of Common Stock that Xmark Opportunity Partners, LLC, a Delaware limited liability company (“Opportunity Partners”), has the right to vote pursuant to a Voting Trust Agreement, dated as of April 19, 2004, as amended, by and among Opportunity Partners and the holders of such shares of Common Stock.  In addition to the shares of Common Stock set forth above, Opportunity LP, Opportunity Ltd and JV Partners can acquire an additional 18,429,642, 40,220,357 and 500,000, respectively, shares of Common Stock upon the exercise of warrants held by such parties.  The warrants are subject to an issuance limitation that prevents the holder of the warrants from exercising the warrants if the holder would beneficially own more than 9.99% of the shares of Common Stock then issued and outstanding, which such limitation cannot be modified by the holder before the sixty-first (61st) day after notice to the Company of the holder’s intention to waive the issuance limitation.

 Compensation of Directors

The following table sets forth information for the fiscal year ended September 30, 2010 regarding the compensation of our directors.

Director Compensation

Name	Fees Earned or Paid in Cash	Option Awards(1)	All Other Compensation	Total

David C. Cavalier	—	$—	—	$—
John M. Farah, Jr., Ph.D.	—	33,750	—	33,750
Joseph J. Krivulka	—	33,750	—	33,750
Amit Kumar, Ph.D.	—	48,750	—	48,750
Michael E. Lewis, Ph.D.	—	22,500	—	22,500
Chris A. Rallis	—	48,750	—	48,750
Peter D. Suzdak, Ph.D.	—	22,500	—	22,500

(1) The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards for grants of options to each listed director in fiscal 2010, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. These amounts do not represent the actual amounts paid to or realized by the directors during fiscal 2010. The assumptions we used to calculate these amounts are discussed in Note H to our consolidated financial statements included in our Annual Report on Form 10-K/A for the year ended September 30, 2010.

All directors are reimbursed for expenses incurred in connection with each board or committee meeting attended. In addition, the Board of Directors adopted the following compensation program for the outside members of the Board of Directors on December 11, 2008 effective beginning July 1, 2008:

•
Each non-executive Board member shall be eligible to receive nonqualified stock options for up to an aggregate of 45,000 shares per year based upon the number of meetings attended by the non-executive Board member during the year. The option exercise prices shall be equal to the closing price of the Common Stock on the grant date. The options shall have 10-year terms and vest, as long as the director remains on the Board, on a monthly basis over a 12-month period beginning on the date of grant. Unvested options expire upon resignation or termination from the Board.

•
In addition, each Audit Committee member shall be eligible to receive a nonqualified stock option for up to an aggregate of 15,000 shares per year based the number of Audit Committee meetings attended by the Audit Committee member during the year. The option exercise prices shall be equal to the closing price of the Common Stock on the grant date. The options shall have 10-year terms and vest, as long as the director remains on the Board, on a monthly basis over a 12-month period beginning on the date of grant. Unvested options expire upon resignation or termination from the Board.

Outstanding Equity Awards for Directors as of September 30, 2010

The following table sets forth information regarding unexercised stock options for each Director outstanding as of September 30, 2010. The Company has not awarded stock grants or other equity incentive awards and as such has not made any disclosures regarding such awards.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options Option Awards
David C. Cavalier	172,750	—	—

John M. Farah, Jr., Ph.D.	149,404	15,938	—

Joseph J. Krivulka	152,563	15,938	—

Amit Kumar, Ph.D.	199,375	23,125	—

Michael E. Lewis, Ph.D.	152,188	14,163	—

Chris A. Rallis	199,375	23,125	—

Peter D. Suzdak, Ph.D.	167,188	10,313	—

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of September 30, 2010, with respect to both of our equity compensation plans in effect on that date.

Plan category	(a)Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b)Weighted-average exercise price of outstanding options, warrants and rights	(c)Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by our stockholders:
2004 Stock Option Plan	6,035,441	$0.47	3,964,659
1994 Stock Option Plan	1,927,124	$3.89	0

Equity compensation plans and securities not approved by our stockholders:
Warrant to Purchase Common Stock Issued to National Securities	50,000	$0.38	Not applicable
Warrants to Purchase Common Stock Issued to Dan Delmonico	50,000	$0.49	Not applicable
Warrants to Purchase Common Stock Issued to Brookstreet Securities Corporation	250,000	$1.50	Not applicable
Total – Common Stock	8,132,465		3,964,659

Convertible Promissory Note convertible into shares of Series B Preferred Stock Issued to Elan Pharma International Limited (as of September 30, 2010)(1)(2)	73,659	$9.00	2,940
Total – Series B Preferred Stock	73,659		2,940

(1) As of September 30, 2010, each share of Series B preferred stock was convertible into one share of common stock.

(2) The conversion value of the note will increase by its 11% interest rate until its maturity on February 8, 2011.

Description of Equity Compensation Plans and Equity Securities Not Approved by Our Stockholders

The warrants to purchase shares of our common stock issued to Brookstreet Securities Corporation (“Brookstreet”) have not been approved by our stockholders. In May 2006, we entered into an agreement with Brookstreet to provide us with financial advisory services for a one-year period. For these services, we issued five warrants each to purchase up to 50,000 shares of our common stock with an exercise price of $0.50, $1.00, $1.50, $2.00 and $2.50 and vesting dates of on May 24, 2006, August 22, 2006, November 20, 2006, February 18, 2007 and May 19, 2007, respectively. The warrants are exercisable for five years from the date of grant and contain standard adjustment provisions in the event the Company declares a stock dividend or engages in a recapitalization, reclassification or reorganization of its capital stock. In addition, the Company is required to give Brookstreet advance notice of a change in control of the Company during the term of the warrants.

The warrants to purchase shares of our common stock issued to Dan Delmonico in September 2009 have not been approved by our stockholders. In consideration for services provided by Mr. Delmonico to the Company, the Company issued three warrants each to purchase up to 20,000, 15,000 and 15,000 shares of our common stock with an exercise price of $0.39, $.50 and $0.60, respectively. The warrants are exercisable for five years from the date of grant and contain standard adjustment provisions in the event the Company declares a stock dividend or engages in a recapitalization, reclassification or reorganization of its capital stock.

The warrants to purchase shares of our common stock issued to National Securities Corporation (“NSC”) have not been approved by our stockholders. In January 2010, we entered into an agreement with NSC pursuant to which we retained NSC as a non-exclusive financial advisor for the period from January 6, 2010 through January 6, 2011. For these services, we issued a warrant to purchase up to 50,000 shares of our common stock with an exercise price of $0.38. The warrant is exercisable for five years from the date of grant and contains standard adjustment provisions in the event the Company declares a stock dividend or engages in a recapitalization, reclassification or reorganization of its capital stock.

The convertible promissory note convertible into shares of Series B Preferred Stock issued to Elan Pharma International Limited (“Elan”) has not been approved by our stockholders. We issued the note to Elan in exchange for certain money borrowed from Elan.

Executive Compensation

The following table sets forth all compensation earned for services rendered to Aeolus in all capacities for the fiscal year ended September 30, 2010, 2009 and 2008, by its principal executive officer, principal financial officer, and its one other executive officer who served in such capacities as of the end of fiscal 2010, collectively referred to as the “Named Executive Officers”.

Summary Compensation Table

		Annual Compensation			All Other
Name and Principal	Fiscal			Option	Compensation
Position(s)	Year	Salary ($)	Bonus ($)	Awards ($) (1)	($)	Total ($)
John L. McManus	2010	$250,200	—	$359,969	—	$610,169
President and	2009	$250,200	—	$142,759	—	$392,959
Chief Executive Officer	2008	250,200	—	150,313	—	400,513

Brian Day, Ph.D. (2)	2010	—	—	62,770	$138,000	200,770
Chief Scientific Officer	2009	—	—	38,056	$132,000	170,056
	2008	—	—	31,899	132,000	163,899

Michael P. McManus (3)	2010	—	—	0	—	0
Former Chief Financial Officer,	2009	—	—	31,423	—	31,423
Treasurer and Secretary	2008	—	—	77,110	—	77,110

(1) The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards for grants of options to each listed Named Executive Officer in fiscal 2010, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by any of the Named Executive Officers during fiscal 2010. The assumptions we used to calculate these amounts are discussed in Note H to our consolidated financial statements included in our Annual Report on Form 10-K/A for the year ended September 30, 2010.

(2) Dr. Day is Professor of Medicine, Immunology & Pharmaceutical Sciences at the National Jewish Health (“NJH”) and is not an employee of the Company. For his services as Chief Scientific Officer during fiscal 2008, 2009 and 2010, Dr. Day was paid a monthly consulting fee of $ 11,500. Dr. Day also receives an option to purchase up to 50,000 shares of Common Stock on December 1st of each year that he provides consulting services to the Company. Dr. Day was paid $138,000 in consulting fees in fiscal 2010 and $132,000 in consulting fees in each of fiscal 2009 and fiscal 2008. In addition, Dr. Day was granted an option to purchase up to 25,000, 200,000 and 200,000 shares of Common Stock on January 11, 2008, May 6, 2009 and July 29, 2010, respectively. The Company has also entered into several grant agreements with NJH, for which Dr. Day was the principal investigator. The Company paid NJH $65,280, $23,273 and $0 in fiscal 2008, 2009 and 2010, respectively. The Company also has an exclusive worldwide license from NJH to develop, make, have made, use and sell products using certain technology developed by certain scientists at NJH.

 (3) Mr. Michael McManus was not an employee of the Company. McManus & Company, Inc., a consulting firm to which Mr. Michael McManus was a contractor, and which is owned by Mr. John McManus, was paid a monthly consulting payment of $25,000. Under this contract, McManus & Company, Inc. provides the Company with its corporate headquarters, facilities management and the outsourcing of the administrative, accounting, finance and accounting functions. McManus & Company, Inc. was paid $ 300,000, $300,000 and $320,000 in consulting fees pursuant to services rendered to the Company in fiscal 2008, 2009 and 2010, respectively.

Grants of Plan Based Awards During the Fiscal Year Ended September 30, 2010

The following table summarizes all option grants during the fiscal year ended September 30, 2010 to the Named Executive Officers. Each of these options was granted pursuant to the Plan.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Option Awards (2)
John L. McManus	7/29/10	1,500,000	$0.40	$527,100
	7/14/10	250,000	$0.40	87,925

Brian Day, Ph.D.	7/29/2010	200,000	$0.40	$70,280
	10/1/2009	50,000	$0.30	$13,310

Michael P. McManus (3)	—	—	$—	$—

(1) The option grant vests on a monthly basis for twelve months with a ten-year term, subject to earlier termination upon certain events.

(2) The amounts in the “Grant Date Fair Value of Option Awards” column reflect the aggregate grant date fair value of awards for grants of options to each listed Named Executive Officer in fiscal 2010, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the Named Executive Officers during fiscal 2010.

(3) Mr. Michael McManus was not granted any options during the fiscal year ended September 30, 2010.

Outstanding Equity Awards as of September 30, 2010

The following table sets forth information regarding unexercised stock options for each of the Named Executive Officers outstanding as of September 30, 2010. The Company has not awarded stock grants or other equity incentive awards and as such has not made any disclosures regarding such awards.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

John L. McManus	10,000	—	—	$0.97	7/29/2015
	10,000	—	—	$0.91	8/31/2015
	10,000	—	—	$1.12	9/30/2015
	10,000	—	—	$1.15	10/31/2015
	10,000	—	—	$1.03	11/30/2015
	10,000	—	—	$0.95	12/30/2015

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

	10,000	—		—	$0.89	1/31/2016
	10,000	—		—	$0.90	2/28/2016
	10,000	—		—	$0.80	3/31/2016
	10,000	—		—	$0.75	4/28/2016
	10,000	—		—	$0.60	5/31/2016
	10,000	—		—	$0.81	6/30/2016
	250,000	—		—	$0.75	7/14/2016
	250,000	—		—	$0.90	7/13/2017
	250,000	—		—	$0.32	7/14/2018
	1,000,000	—		—	$0.30	5/6/2019
	250,000	—		—	$0.39	7/30/2019
	62,500	187,500	(1)	—	$0.40	7/14/2020
	375,000	1,125,000	(2)	—	$0.40	7/29/2020

Brian Day, Ph.D.	2,000	—		—	$0.90	2/28/2015
	2,000	—		—	$0.70	3/31/2015
	2,000	—		—	$0.55	4/29/2015
	2,000	—		—	$0.71	5/31/2015
	2,000	—		—	$0.73	6/30/2015
	2,000	—		—	$0.97	7/29/2015
	2,000	—		—	$0.91	8/31/2015
	2,000	—		—	$1.12	9/30/2015
	2,000	—		—	$1.15	10/31/2015
	2,000	—		—	$1.03	11/30/2015
	2,000	—		—	$0.95	12/31/2015
	2,000	—		—	$0.89	1/31/2016
	2,000	—		—	$0.90	2/28/2016
	2,000	—		—	$0.80	3/31/2016
	2,000	—		—	$0.75	4/28/2016
	2,000	—		—	$0.60	5/31/2016
	25,000	—		—	$0.85	6/5/2016
	2,000	—		—	$0.81	6/30/2016
	2,000	—		—	$0.69	7/31/2016
	2,000	—		—	$0.80	8/31/2016
	2,000	—		—	$0.80	9/29/2016
	50,000	—		—	$0.68	10/2/2016
	50,000	—		—	$0.45	10/1/2017
	25,000	—		—	$0.40	1/11/2018
	50,000	—		—	$0.44	10/1/2018
	200,000	—		—	$0.30	5/6/2019
	50,000	—		—	$0.30	10/1/2019

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

	50,000	150,000	(3)	—	$0.40	7/29/2020

Michael P. McManus	—	—		—	$—	—

(1) Options vest at a rate of approximately 20,833 per month from the grant date for twelve months, provided that John McManus is an employee or consultant of the Company on the applicable vesting date. In the event of a sale of the Company, through a merger or otherwise, all of the options shall be fully vested and immediately exercisable.

(2) Options vest at a rate of 125,000 per month from the grant date for twelve months, provided that John McManus is an employee or consultant of the Company on the applicable vesting date. In the event of a sale of the Company, through a merger or otherwise, all of the options shall be fully vested and immediately exercisable.

(3) Options vest at a rate of approximately 16,667 per month from the grant date for twelve months, provided that Brian Day is an employee or consultant of the Company on the applicable vesting date.

Option Exercises and Stock Vested During the Fiscal Year Ended September 30, 2010

No stock options were exercised by any Named Executive Officer during the fiscal year ended September 30, 2010.

The Company had no stock awards outstanding as of or for the year ended September 30, 2010.

Employment Agreement

On July 30, 2010, the Company and Mr. John McManus entered into an amended and restated employment agreement (the “Restated Agreement”). Under the Restated Agreement, Mr. McManus serves as President, Chief Executive Officer and Chief Operating Officer of the Company. Pursuant to the agreement, Mr. McManus is paid $20,850 per month. However, in the event, on or prior to June 30, 2011, the Company (i) enters into one or more binding agreements for the sale and issuance of equity of the Company in one or more financings, (ii) enters into one or more binding partnership, licensing, collaboration, development or similar agreements, or (iii) is awarded one or more grants or contracts, all of which taken together collectively entitle the Company to receive gross proceeds of at least $10,000,000 (the “Threshold Amount”) (excluding any proceeds received from the Investors or any affiliate thereof), Mr. McManus’ salary shall be increased to $33,333 per month, effective as of the date of such agreement or award, when combined with all prior agreements or awards, entitles the Company to the Threshold Amount.

Under the Restated Agreement, the Company will also continue to grant Mr. McManus on an annual basis a stock option to purchase 250,000 shares of the Company common stock with an exercise price equal to the closing price of the Company’s common stock, as reported on the Over the Counter Bulletin Board, on the day of the grant. The options will vest at a rate of 20,833 shares per month from the grant date for twelve months, provided that Mr. McManus is an employee or consultant of the Company on the applicable vesting date. In the event of a sale of the Company, through a merger or otherwise, all of the options held by Mr. McManus shall be fully vested and immediately exercisable. In addition, the Restated Agreement provides that Mr. McManus will be entitled to receive a cash bonus of not less than $100,000 if during the term of the Restated Agreement the Company enters into a definitive agreement for a development or partnership with another life sciences company for the joint development or commercialization of any of the Company’s owned or in-licensed patent rights or for a change of control of the Company, including through an acquisition or merger.

The initial term of the Restated Agreement will continue until June 30, 2011 unless terminated earlier. The Restated Agreement will automatically renew for additional one-year periods, unless either party gives written notice at least 90 days prior to the commencement of the next 1-year term of the agreement, of such party’s intent not to renew the agreement. If the Restated Agreement is terminated by the Company for any reason other than for cause, the Company shall pay Mr. McManus all payments due and owing, if any, under the agreement as if the agreement continued in effect for the full remainder of the current term.

Consulting Arrangements

McManus & Company, Inc. (“M&C”), which is owned by Mr. John McManus, provides us with administrative, accounting and financial consulting services. In addition, M&C also provides the Company with its corporate headquarters, facilities management and the outsourcing of the administrative, accounting, finance and accounting functions. Pursuant to an agreement with M&C, we pay M&C a monthly consulting payment of $25,000. In addition, the agreement provides for a cash bonus of $20,000 upon the declaration of the effectiveness of each Registration Statement on Form S-1, S-3 or S-4 with the United States Securities and Exchange Commission (“SEC”); a cash payment of $15,000 upon the filing of a Preliminary Proxy Statement with the SEC except for the Proxy Statement related to the Company’s Annual Stockholder meeting; and a cash payment of $50,000 upon a change of control such that another entity acquires and/or merges with Aeolus. During fiscal 2008, 2009 and 2010, we paid M&C $300,000, $300,000 and $320,000, respectively, in consulting fees pursuant to services rendered by M&C under the agreement.

On December 1, 2010, the Company and its wholly-owned subsidiary, Aeolus Sciences, Inc., entered into a Consulting Agreement (the “Consulting Agreement”) with Dr. Brian J. Day, the Company’s Chief Scientific Officer. Pursuant to the Consulting Agreement, Dr. Day will be entitled to receive a monthly consulting fee of $11,500 and may also be granted cash bonuses for his contributions to the Company. Dr. Day’s monthly consulting fee will increase to $12,500 when and if, during the term of the Consulting Agreement, the Company obtains at least $5,000,000 in funding through either a capital raising transaction, partnership or contract award. In addition, Dr. Day will be granted a stock option to purchase 50,000 shares of the Company’s common stock with an exercise price equal to the closing stock price on the date of grant. The option will vest at a rate of 4,167 shares per month as long as Dr. Day continues to be a consultant to, or an employee of, the Company, except in the case of a Sale of the Companies (as defined below), in which case the option shall fully vest and be immediately exercisable. For purposes of the Consulting Agreement, a “Sale of the Company” is defined as a merger, business combination, reorganization, recapitalization or other transaction which results in the stockholders of the Company who own at least 50% of the Company’s voting control immediately prior to such transaction owning less than 50% of the surviving entity’s voting control immediately after such transaction, and/or a sale, transfer, lease or other disposition in any transaction or series of transactions of all or substantially all of the assets of the Company.

Pursuant to the Consulting Agreement, Dr. Day will also be entitled to receive a cash bonus of $30,000 and be granted a stock option to purchase an additional 25,000 shares of the Company’s common stock with an exercise price equal to the closing stock price on the date of grant when and if, during the term of the Consulting Agreement: (1) the Company executes definitive agreements representing the earliest to occur of: (a) a development or partnership with another life sciences company for the joint development or commercialization of any of the Company’s owned or in-licensed patent rights, or (b) a Sale of the Company; or (2) the Company files an Investigational New Drug application for a new compound in the Company’s drug candidate pipeline with the U.S. Food and Drug Administration. All options granted pursuant to the foregoing sentence shall vest six months as long as Dr. Day continues to be a consultant to, or an employee of, the Company, except in the case of a Sale of the Company, in which case the option shall fully vest and be immediately exercisable.

The term of the Consulting Agreement commenced on December 1, 2010 and will continue for an initial term of one year expiring on November 30, 2011, which may be extended upon mutual agreement of the parties.

Separation Agreements

We did not enter into any separation agreements during fiscal 2010.

Payments Upon Termination or Change of Control

We have an employment with Mr. John McManus and a consulting agreement with Dr. Brian Day, both of which provide for payments to the Named Executive Officer upon termination of employment or a change of control of Aeolus under specified circumstances. For information regarding the specific circumstances that would trigger payments and the provision of benefits, the manner in which payments and benefits would be provided and conditions applicable to the receipt of payments and benefits, see “—Employment Agreement” and “—Consulting Arrangements.”

The following tables set forth information regarding potential payments and benefits that each Named Executive Officer who was serving as an executive officer on September 30, 2010 would receive upon termination of employment or consulting arrangement or a change of control of Aeolus under specified circumstances, assuming that the triggering event in question occurred on September 30, 2010.

Summary of Potential Payments Upon Termination or Change of Control

	Termination without Cause				Voluntary Resignation
			Value of Options
	Cash	Value of	with Accelerated		Cash
Name	Payments(1)	Benefits(2)	Vesting		Payments

John L. McManus	$187,650	$17,307	$210,000	(3)	—
Brian Day, Ph.D.	—	—	24,000		—

(1) This amount reflects a lump sum payment equal to the remaining term of the Named Executive Officer’s employment agreement with the Company assuming notice of termination was given on September 30, 2010.

(2) The amounts in this column reflect the estimated value of health, dental, life and disability insurance that would be provided to the Named Executive Officer pursuant to his employment agreement with the Company for the period from October 1, 2010 through June 30, 2011.

(3) Pursuant to the Named Executive Officer’s employment agreement with the Company, in the event the Named Executive Officer was terminated without cause on September 30, 2010, options to purchase 1,312,500 shares would have vested. The amounts in this column are calculated based on the difference between $0.56, the closing market price per share of the Company’s common stock on September 30, 2010, and the exercise price per share of $0.40 for the options subject to accelerated vesting.

	Immediately upon a Change of Control			Termination without Cause in Connection with a Change of Control
Name	Cash Payments(5)	Value of Options with Accelerated Vesting		Cash Payments(8)	Value of Benefits(9)	Value of Options with Accelerated Vesting (6)

John L. McManus	$150,000	$210,000	(6)	$287,650	$17,307	$210,000	(6)
Brian Day, Ph.D. (10)	30,000	24,000	(7)	—	—	24,000	(7)

(5) The amounts in this column reflect the lump sum payment payable upon a change of control pursuant to the Named Executive Officer’s employment agreement with the Company and McManus & Company’s consulting agreement with the Company, in each case in effect on September 30, 2010 assuming a change of control of the Company occurred on September 30, 2010.

(6) Pursuant to the Plan, all outstanding options shall vest in connection with a change of control of the Company. The amounts in this column are calculated based on the difference between $0.56, the closing market price per share of the Company’s common stock on September 30, 2010, and the exercise price per share of the 1,312,500 options subject to accelerated vesting.

(7) Pursuant to the Plan, all outstanding options shall vest in connection with a change of control of the Company. The amounts in this column are calculated based on the difference between $0.56, the closing market price per share of the Company’s common stock on September 30, 2010, and the exercise price per share of the 150,000 options subject to accelerated vesting.

(8) The amounts in this column reflect the lump sum payment payable pursuant to a termination upon a change of control pursuant to the Named Executive Officer’s employment agreement with the Company in effect on September 30, 2010 assuming a change of control of the Company occurred on September 30, 2010.

(9) The amounts in this column reflect the estimated value of health, dental, life and disability insurance that would be provided to the Named Executive Officer pursuant to his employment agreement with the Company for the period from October 1, 2010 through June 30, 2011.

(10) Dr. Day would also be granted a stock option to purchase 25,000 shares of the Company’s Common Stock with an exercise price equal to the closing stock price on the date of grant upon the occurrence of a change of control.

Summary of Actual Payments Upon Termination of Employment

No payments were made to any Named Executive Officer in connection with a termination of employment during fiscal 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, there were no reports required under Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended September 30, 2010, except for: (i) one Form 4 filed by John McManus, our President and Chief Executive Officer, for a single stock option grant made on July 14, 2010; (ii) two Form 4s filed by John Farah, a director, for an option grant made on each of April 28, 2010 and July 29, 2010; (iii) two Form 4s filed by Joseph J. Krivulka, a director, for an option grant made on each of April 28, 2010 and July 29, 2010; (iv) five Form 4s filed by Amit Kumar, a director, for an option grant made on each of February 16, 2010, April 28, 2010, May 12, 2010, July 29, 2010 and August 11, 2010; (v) two Form 4s filed by Michael E. Lewis, a director, for an option grant made on each of April 28, 2010 and July 29, 2010; (vi) five Form 4s filed by Chris A. Rallis, a director, for an option grant made on each of February 16, 2010, April 28, 2010, May 12, 2010, July 29, 2010 and August 11, 2010; and (vii) one Form 4 filed by Peter D. Suzdak, a director, for an option grant made on July 29, 2010. Each of the Form 4s was filed late inadvertently.

Certain Related Transactions

Aeolus has adopted a policy that all transactions between Aeolus and its executive officers, directors and other affiliates must be approved by a majority of the members of the Board of Directors and by a majority of the disinterested members of the Board, and must be on terms no less favorable to Aeolus than could be obtained from unaffiliated third parties.

Consulting Agreement

M&C, which is owned by Mr. John McManus, provides us with administrative, accounting and financial consulting services. In addition, McManus & Company, Inc. also provides the Company with its corporate headquarters, facilities management and the outsourcing of the administrative, accounting, finance and accounting functions. Pursuant to an agreement with M&C, we pay M&C a monthly consulting payment of $25,000. During fiscal 2010, 2009, and 2008, we paid M&C $320,000, $300,000 and $300,000, respectively, in consulting fees pursuant to services rendered by M&C under the agreement.

National Jewish Health

The Company has entered into several grant agreements with NJH, which provides research services for the Company. Dr. Day, one of the Company’s executive officers, is a Professor of Medicine, Immunology, & Pharmaceutical Sciences at NJH and is the principal investigator on these grants. Pursuant to these agreements, the Company paid NJH an aggregate of $0, $23,273 and $65,280 in fiscal 2010, 2009 and 2008, respectively. The Company also has an exclusive worldwide license from NJH to develop, make, have made, use and sell products using certain technology developed by certain scientists at NJH (the “NJH License”). Under the NJH License, the Company will pay royalties to NJH on net product sales during the term of the NJH License and a milestone payment upon regulatory approval. In addition, the Company is obligated under the NJH License to pay all or a portion of patent prosecution, maintenance and defense costs.

University of Colorado Health Sciences Center and Department of Medicine

The Company has entered into two grant agreements with University of Colorado Health Sciences Center and Department of Medicine, which provides research services for the Company. Dr. Manisha Patel, the principal investigator on both grants, is the spouse of our Chief Scientific Officer, Dr. Brian Day. Pursuant to these agreements, the Company paid the University of Colorado an aggregate of $38,463 and $115,389 in fiscal 2009 and 2008, respectively. There were no payments made by the Company to the University of Colorado in fiscal 2010.

Xmark Opportunity Partners, LLC

Since September 30, 2009, the Company has completed certain financing transactions with affiliates of Xmark Opportunity Partners, LLC (“Xmark”). Xmark Opportunity Partners, LLC is the sole manager of Goodnow Capital, L.L.C. (“Goodnow”) and possesses sole power to vote and direct the disposition of all securities of the Company held by Goodnow. David C. Cavalier, a director of the Company, is President of Goodnow.

October 2009 and July 2010 Financing

On October 6, 2009, the Company entered into the October 2009 Purchase Agreement with Xmark (the “October 2009 Investors”) pursuant to which the Company sold and issued to the October 2009 Investors in a private placement an aggregate of 5,892,857 units (the “October 2009 Units”), comprised of an aggregate of 5,892,857 shares of common stock (the “October 2009 Shares”) and warrants to purchase up to an aggregate of 11,785,714 additional shares of common stock (the “October 2009 Warrants”), with an initial exercise price of $0.28 per share, subject to adjustment as provided in the October 2009 Warrants, with each October 2009 Unit representing one share of common stock and a October 2009 Warrant to purchase two shares of common stock, at a purchase price of $0.28 per October 2009 Unit for aggregate gross proceeds of $1,650,000 (collectively, the “October 2009 Financing”).

The Company also granted to the October 2009 Investors the option to acquire, collectively, up to an additional 5,892,857 October 2009 Units (the “Additional Units”), comprised of an aggregate of 5,892,857 shares of common stock and warrants to purchase up to an aggregate of 11,785,714 additional shares of common stock at the per Additional Unit purchase price of $0.28 (the “October 2009 Call Option”). In addition, the October 2009 Investors granted to the Company the option to require these October 2009 Investors, severally and not jointly, to acquire up to 5,892,857 Additional Units, less any Additional Units acquired under the October 2009 Call Option, at the per Additional Unit purchase price of $0.28 (the “October 2009 Put Option”). The October 2009 Call Option was exercisable at any time, and from time to time, on or prior to June 30, 2010. The October 2009 Put Option was exercisable at any time from June 30, 2010 to July 30, 2010. On July 30, 2010, the Company exercised the October 2009 Put Option in full for $1.65 million in gross cash proceeds and issued 5,892,857 shares of common stock and 11,785,714 warrants to the October 2009 Investors.

In addition, the October 2009 Investors agreed to convert all $1,000,000 in principal amount of the Notes into common stock of the Company at a conversion rate of $0.35 per share (the “Conversion Shares”), which was subsequently lowered to $0.28 as discussed below, and to exchange their remaining option to purchase an additional $4,000,000 in Notes for warrants to purchase up to 14,285,714 shares of common stock in substantially the same of form and terms of the October 2009 Warrants issued in the October 2009 Financing, including an initial exercise price of $0.28 per share, subject to adjustment as provided in the warrants (the “Note Warrants”). As consideration for the October 2009 Investors to convert the Notes, the Company agreed to exchange warrants to purchase up to 2,000,000 shares of common stock issued to the October 2009 Investors in connection with the sale of the Notes, warrants to purchase up to 2,150,000 shares of common stock issued to the October 2009 Investors and one of their affiliates in connection with a financing completed in November 2005 and warrants to purchase up to 13,392,857 shares of common stock issued to the October 2009 Investors in connection with a financing completed in March 2009 (collectively, the “Prior Warrants”) for warrants to purchase up to an aggregate of 17,542,857 shares of common stock in substantially the same form and terms of the October 2009 Warrants issued in the October 2009 Financing, including an initial exercise price of $0.28 per share, subject to adjustment pursuant to the warrants (the “Exchange Warrants”) (collectively, the “Conversion”).

On December 24, 2009, the Company entered into an amendment (the “Amendment”) to the October 2009 Purchase Agreement pursuant to which the Company agreed to lower the conversion price of the Notes from $0.35 per share to $0.28 per share and as a result, issued to the investors in the Company’s October 2009 Financing an additional 714,286 shares of the Company’s common stock upon conversion of the Notes (the “Issuance”). The Agreement was executed to resolve a misunderstanding regarding one of the financing terms between the Company and the October 2009 Investors. The Company did not receive any proceeds from the Issuance. The fair value of the common stock on the date of issuance was $343,000 and was charged to the Statement of Operations as interest expense.

On July 30, 2010, the Company exercised the October 2009 Put Option. As a result of the exercise, the Company received $1.65 million in gross proceeds from the investors in exchange for 5,892,857 additional Units (the “Additional Units”), comprised of an aggregate of 5,892,857 shares of common stock and warrants to purchase up to an aggregate of 11,785,714 additional shares of common stock at a purchase price of $0.28 per share.

August and December 2010 Financing

On August 12, 2010, the Company announced an additional financing with certain existing investors (the “August 2010 Investors”). Under the terms of the agreement, the Company received $1 million in gross proceeds in exchange for the issuance of 2.5 million shares of common stock and warrants to purchase up to 1,875,000 shares at an exercise price of $0.50 per share. The Company also granted to the August 2010 Investors the option to acquire, collectively, up to an additional 2,500,000 units, comprised of an aggregate of 2,500,000 shares of common stock and warrants to purchase up to an aggregate of 1,875,000 additional shares of common stock at an exercise price of $0.50 (the “August 2010 Call Option”). In addition, the August 2010 Investors granted to the Company the option to require these August 2010 Investors, severally and not jointly, to acquire up to 2,500,000 additional units, less any additional units acquired under the August 2010 Call Option, at the per additional unit purchase price of $0.40 (the “August 2010 Put Option”). On December 28, 2010, the investors exercised their Call Option and the company received $1 million in proceeds in exchange for 2,500,000 common shares and 1,875,000 warrants.

On December 27, 2010, the August 2010 Investors exercised the August 2010 Call Option. As a result of the exercise, the Company received $1 million in gross proceeds from the investors in exchange for 2,500,000 additional Units, comprised of an aggregate of 2,500,000 shares of common stock and warrants to purchase up to an aggregate of 1,875,000 additional shares of common stock at a purchase price of $0.50 per share.

MATTER NO. 2

AMENDMENT OF THE 2004 STOCK OPTION PLAN

Our 2004 Stock Option Plan was adopted by our Board of Directors on September 22, 2004 and first approved by our stockholders on March 8, 2005. The Plan was amended on December 13, 2004, March 25, 2007 and March 25, 2010. The Written Consent approved an amendment to the Plan to increase the number of shares of our common stock reserved for issuance under the Plan by 5,000,000 shares from 10,000,000 to 15,000,000. This amendment of the Plan will be effective as of March 28, 2011. Our Plan as proposed to be amended is attached as Exhibit C to this information statement.

Summary of Amendment

The Written Consent approved an amendment to the Plan to increase the number of shares of our common stock reserved for issuance under the Plan by 5,000,000 shares. The Board of Directors approved the proposed amendment on January 19, 2011.

Description of the Plan

The following description of the Plan is a summary only. It is subject to, and qualified in its entirety by, the full text of the Plan as proposed to be amended attached as Exhibit C to this information statement.

Purpose

The purpose of the Plan is to assist us in recruiting and retaining qualified employees, consultants, advisors and non-employee directors and to allow us to build a satisfying long-term relationship with these individuals through recognition of their contributions to our affiliates and to us. The plan provides for the grant of non-statutory stock options (“NSOs”), or options intended to qualify as incentive stock options (“ISOs”), under Section 422(b) of the Internal Revenue Code of 1986, as amended.

Administration

The Plan is administered by our Board of Directors and its Compensation Committee. Subject to the limitations set forth in the Plan, our Board of Directors selects who will receive awards under the Plan, and determines the amount, vesting requirements and other conditions of each award. In addition, the Board of Directors establishes the guidelines and forms for implementing the Plan and is responsible for interpreting and making all decisions regarding the operation of the Plan. The Board of Directors’ decisions are final and binding upon all participants in the Plan.

Eligibility and Shares Subject to the Plan

Under the Plan, 10,000,000 shares of our common stock have been reserved for issuance (not including 5,000,000 shares which are subject to the amendment approved by the Written Consent) either by direct sale or upon exercise of options granted to our employees (including our officers and directors who are also employees), non-employee directors, and consultants and advisors who provide services to us as independent contractors. ISOs may be granted only to our employees who are paid from our payroll. NSOs may be granted to our employees, consultants and non-employee directors.

The Plan provides that grants made to any person in a single calendar year may not cover more than 5,000,000 shares of common stock. If any rights to acquire shares under the Plan expire or are canceled without having been exercised in full, the shares allocable to the unexercised portion of such rights shall again become available for grant under the Plan. If shares issued under the Plan are forfeited, they also become available for new grants.

As of January 25, 2011, we had two employees, three consultants and six non-employee directors eligible to participate in the Plan.

As of January 25, 2011, options to purchase an aggregate of 6,275,341 shares of our common stock at a weighted average exercise price of $0.47 per share were outstanding under the Plan. To date, all stock options have been granted with exercise prices equal to the fair market value of our common stock on the date of grant. As of January 25, 2011, 3,724,659 shares of our common stock were available for future option grants under the Plan (not including 5,000,000 shares which are subject to the Amendment approved by the Written Consent). On January 25, 2011, the closing price for our common stock on the OTCBB was $0.75 per share.

The allocation of the additional 5,000,000 shares of stock has not been determined. Pursuant to the terms of the Plan, the Board of Directors will determine the number of options to be allocated to our employees, non-employee directors and consultants under the Plan in the future, and such allocations may only be made in accordance with the provisions of the Plan as described herein.

Terms of Options

The Board of Directors will determine the date or dates on which stock options granted pursuant to the Plan will vest. The Board of Directors will also determine the terms for each option granted under the Plan. The maximum term of each option granted under the Plan is ten years (five years in the case of an ISO granted to any key employee of ours who, together with certain family members, owns more than 10% of our outstanding voting stock (a “10% stockholder”).

The exercise price of ISOs and NSOs granted under the Plan may not be less than 100% of the fair market value of our common stock on the date of the grant (110% in the case of an ISO granted to a 10% stockholder). The exercise price of NSOs granted under the Plan cannot be less than 85% of the fair market value of our common stock on the date of grant (110% in the case of NSOs granted to a 10% stockholder). The fair market value is deemed to be the closing price for our shares of common stock, as reported on the OTCBB.

Under the Plan, the exercise price is payable in cash or by check.

Duration, Amendment and Termination

Our Board of Directors may amend, suspend or terminate the Plan at any time, except that any such amendment, suspension or termination shall not affect any award previously granted. Any amendment of the Plan is subject to approval of our stockholders only to the extent required by applicable law. The Plan will terminate on September 21, 2014 (unless sooner terminated by our Board of Directors), and no further options may be granted or stock sold pursuant to the Plan following that date.

Effect of Certain Corporate Events

All outstanding options under the Plan shall become fully exercisable for a period of 60 days following the occurrence of any of the following events:

•	the date on which shares of common stock are first purchased pursuant to a tender offer or exchange offer;

•
the date the Company acquires knowledge that any person or group has become the beneficial owner of securities of the Company entitling the person or group to 30% or more of all votes to which all stockholders of the Company would be entitled in the election of the Board of Directors were an election held on such date;

•
the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof; and

•	the date on which our stockholders approve an agreement for a merger or sale of substantially all of our assets.

In addition, in the event we merge with, or sell substantially all of our assets to, another entity as a result of which we are not the surviving entity, and the other entity does not assume outstanding options under the Plan, all of the outstanding options under the Plan shall immediately vest and become exercisable for a period 30 days after the Board of Directors notifies our option holders that these options have been accelerated. Any options that are not exercised by the end of this 30-day period shall automatically terminate in their entirety.

In the event of a subdivision of our outstanding common stock, a combination or consolidation of our outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in common stock or in a form other than common stock in an amount that has a material effect on the price of our shares, a recapitalization, spinoff, reclassification, or a similar occurrence, the Board of Directors will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Plan, as appropriate.

Federal Income Tax Consequences of Awards Under the Plan

Neither we nor the optionee will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the “spread” between the exercise price and the fair market value of our common stock on the date of exercise; we generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of common stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and whether such shares were acquired by exercising an ISO or by exercising an NSO. We will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

MATTER NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has reappointed Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the current fiscal year, and stockholders will ratify the appointment of Haskell & White LLP pursuant to the Written Consent. Haskell & White LLP, Irvine, California, which was appointed our independent registered public accounting firm on September 9, 2005, has audited our financial statements for the fiscal years ended September 30, 2005, 2006, 2007, 2008, 2009 and 2010 and is currently serving as the Company’s independent registered public accounting firm. The Audit Committee approved this appointment. Haskell & White LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the Securities and Exchange Commission.

Stockholder ratification of the selection of Haskell & White LLP as the Company’s independent registered public accounting firm is not required under the laws of the State of Delaware, by the Company’s Bylaws or otherwise. However, the Board submitted the selection of Haskell & White to the stockholders for ratification as a matter of good corporate practice. Even upon the effectiveness of the ratification, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm – Fees

The following table shows the aggregate fees accrued by the Company for audit and other services for the fiscal years ended September 30, 2010 and 2009 provided by Haskell & White LLP.

Total
Fiscal Year 2010
Audit Fees (1)	$66,350
Audit-Related Fees (2)	14,250
Tax Fees	—
All Other Fees	—
Total Fiscal Year 2010	$80,600

Fiscal Year 2009
Audit Fees (1)	$67,090
Audit-Related Fees (2)	1,500
Tax Fees	—
All Other Fees	—
Total Fiscal Year 2009	$68,590

(1) Represents the aggregate fees billed for professional services rendered for the audit and/or reviews of the Company’s financial statements and in connection with its statutory and regulatory filings or engagements.

(2) Represents fees billed for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not included under footnote (1) above.

All fees described above were approved by our Audit Committee. Pursuant to its Charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and Nasdaq rules and regulations, to approve audit and permissible non-audit services; however, it has not yet done so.

Report of the Audit Committee

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Haskell & White LLP, the independent registered public accounting firm;

•
discussed with Haskell & White LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), Communications with Audit Committees, as may be modified or supplemented; and

•
received from Haskell & White LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Haskell & White LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K/A for the year ended September 30, 2010 for filing with the Securities and Exchange Commission. The Audit Committee also has selected and engaged Haskell & White LLP as Aeolus Pharmaceuticals, Inc.’s independent auditors for the fiscal year ending September 30, 2011, which selection was ratified by Aeolus Pharmaceuticals, Inc.’s stockholders.

The Board of Directors has determined that all of the members of the Audit Committee other than Mr. Cavalier meet the Nasdaq Audit Committee independence standards, as currently in effect. The Board of Directors has also determined that Mr. Cavalier is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the SEC.

Submitted by:	The Audit Committee

David C. Cavalier, Chairman
Amit Kumar, Ph.D.
Chris A. Rallis

The foregoing Audit Committee Report shall not be deemed to be soliciting material or deemed to be filed with the SEC or incorporated by reference into any of Aeolus’ previous or future filings with the SEC, except as otherwise explicitly specified by Aeolus in any such filing.

STOCKHOLDER PROPOSALS

Stockholders having proposals that they desire to present at the 2012 Annual Meeting of Stockholders of Aeolus (the “2012 Annual Meeting”) should, if they desire that such proposals be included in Aeolus’ proxy statement and proxy relating to such meeting, submit such proposals in time to be received by Aeolus not later than September 30, 2011. To be included, all submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act, and the Board of Directors directs the close attention of interested stockholders to that rule. Stockholders having proposals that they desire to present at the 2012 Annual Meeting that are not to be included in the proxy materials for the 2012 Annual Meeting, or stockholders who wish to nominate a director for such meeting, must generally do so not less than 50 days nor more than 75 days prior to the 2012 Annual Meeting. Proposals should be mailed to John McManus, CEO, Aeolus Pharmaceuticals, Inc., 26361 Crown Valley Parkway, Suite 150, Mission Viejo, California 92691.

OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

EXHIBIT A

WRITTEN CONSENT RESOLUTIONS
OF THE MAJORITY OF STOCKHOLDERS OF
AEOLUS PHARMACEUTICALS, INC.
A DELAWARE CORPORATION
(the “Company”)
TAKEN WITHOUT A MEETING

Dated this 25th day of January, 2011 and
effective as of the 28th day of March, 2011

Pursuant to the authority set forth in the Delaware General Corporation Law and the Bylaws of this Company, the undersigned, constituting the record holders on January 25, 2011 holding a majority of voting stock of AEOLUS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting, effective as of the earliest date permitted after the delivery of an Information Statement on Schedule 14C pursuant to the Securities Exchange Act of 1934, as amended:

ELECTION OF DIRECTORS

BE IT RESOLVED, that the following persons are hereby elected or re-elected as a director of this Company, to serve until the next annual meeting of Stockholders and until his successor is duly elected, or until his death or resignation or removal:
David C. Cavalier
John M. Farah, Jr., Ph.D.
Joseph J. Krivulka
Amit Kumar, Ph.D.
Michael E. Lewis, Ph.D.
Chris A. Rallis
Peter D. Suzdak, Ph.D.

APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2004 STOCK OPTION PLAN, AS AMENDED, TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 10,000,000 SHARES TO 15,000,000 SHARES

BE IT RESOLVED, that the amendment of the Company’s 2004 Stock Option Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance from 10,000,000 shares to 15,000,000 shares is hereby approved;

RATIFICATION OF THE SELECTION BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2011

BE IT RESOLVED, that the selection by the Audit Committee of the Board of Directors of Haskell & White LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2011 is hereby ratified;

GENERAL PROVISIONS

AND BE IT FURTHER RESOLVED, that the officers of this Company are hereby authorized to execute and deliver on behalf of this Company such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

The Secretary of the Company is hereby directed to file the original executed copy of this Written Consent with the minutes of the Company, and said action is to have the same force and effect as if an annual meeting of the stockholders had been held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of January 25, 2011:

Name of Stockholder	Authorized Signature Name	Number of Shares Common Stock held as at January 25, 2011		Signature

Xmark Opportunity Fund, L.P. By: Xmark Opportunity GP, LLC, its General Partner By: Xmark Opportunity Partners, LLC, its Sole Member By: Xmark Capital Partners, LLC, its Managing Member	Mitchell D. Kaye Co-Managing Member	9,948,686		/s/ Mitchell D. Kaye

Xmark Opportunity Fund, Ltd. By: Xmark Opportunity Manager, LLC, its Investment Manager By: Xmark Opportunity Partners, LLC, its Sole Member By: Xmark Capital Partners, LLC, its Managing Member	Mitchell D. Kaye Co-Managing Member	21,378,871		/s/ Mitchell D. Kaye

Xmark JV Investment Partners, LLC By: Xmark Opportunity Partners, LLC, its Investment Manager By: Xmark Capital Partners, LLC, its Managing Member	Mitchell D. Kaye Co-Managing Member	1,023,731		/s/ Mitchell D. Kaye

Xmark Opportunity Partners, LLC By: Xmark Capital Partners, LLC, its Managing Member	Mitchell D. Kaye Co-Managing Member	1,000,000	*	/s/ Mitchell D. Kaye

Goodnow Capital, L.L.C. By: Xmark Opportunity Partners, LLC, its Manager By: Xmark Capital Partners, LLC, its Managing Member	Mitchell D. Kaye Co-Managing Member	8,107,039		/s/ Mitchell D. Kaye

Total Shares Voting in Favor:		41,458,327		of 59,784,050 shares of common stock issued and outstanding as at January 25, 2011, the effective date of these resolutions
Percentage of Common Stock Voting in Favor of Resolutions:		69.3%
*Xmark Opportunity Partners, LLC has the right to vote these shares of Common Stock pursuant to a Voting Trust Agreement, dated as of April 19, 2004, as amended, by and among Xmark Opportunity Partners, LLC and the holders of such shares of Common Stock.

Exhibit B

AEOLUS PHARMACEUTICALS, INC.

Audit Committee Charter

I.	PURPOSE

1.
The primary function of the Audit Committee (“Committee”) of Aeolus Pharmaceuticals, Inc. (the “Company”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics matters. It shall be the policy of the Committee to maintain free and open communication between the Board, the independent auditors and the management of the Company.

2.
Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company’s policies.

II.	ORGANIZATION

1.
Members - The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. Committee members shall be appointed by the Board, and (after June 13, 2001) the Committee shall be composed of not less than three independent Directors who are financially literate. At least one member of the Committee shall have accounting or related financial management expertise.

2.
Meetings - The Committee should meet on a regular basis and special meetings should be called as circumstances require. The Committee shall meet privately from time to time with representatives of the Company’s independent public accountants and management. Written minutes should be kept for all meetings and the Committee will report to the Board after each Committee meeting.

3.	Charter - The Board and the Committee shall review the adequacy of the Audit Committee Charter on an annual basis.

III.	FUNCTIONS

1.
Independent Accountants - Recommend to the Board annually, the firm to be employed by the Company as its independent accountants. Instruct the independent accountants that they are ultimately responsible to the Board and the Committee. Receive from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Company, to ensure objectivity and independence.

2.
Audit Plans & Results - Review the plans, scope, fees and results for the annual audit with the independent auditors. Meet with management and the independent auditors together and separately to discuss the financial statements and the results of the audit. Inquire of management and the independent auditor if any significant financial reporting issues arose during the current audit and, if so, how they were resolved. Evaluate and recommend to the Board whether or not the annual audited financial statements should be filed with the SEC on Form 10-K. Discuss any significant issues, if any, raised by the independent auditors in their letter of recommendations to management regarding internal control weaknesses and process improvements. Also review the extent of any services and fees outside the audit area performed for the Company by its independent accountants.

B-1

3.
Accounting Principles and Disclosures - Review significant developments in accounting rules and recommended changes in the Company’s methods of accounting or financial statements. The Committee also shall review with the independent accountants the quality and acceptability of the application of the Company’s accounting principles to the Company’s financial reporting, including any significant proposed changes in accounting principles and financial statements.

4.
Internal Accounting Controls - Consult with the independent accountants regarding the adequacy of internal accounting controls. Inquire as to the adequacy of the Company’s accounting, financial and auditing personnel resources. As appropriate, consultation with the independent accountants regarding internal controls should be conducted out of management’s presence.

5.
Internal Control Systems - Review with management and the Company’s internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws and regulations. Special presentations may be requested of Company personnel responsible for such areas as legal, human resources, information technology, environmental, risk management, tax compliance and others as considered appropriate.

6.
Interim Financial Statements - Review how management develops and summarizes quarterly financial information. Require the independent auditors review the quarterly financial information to be included in the Company’s Form 10-Q.

In carrying out its responsibilities, the Committee believes that its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

B-2

Exhibit C

AEOLUS PHARMACEUTICALS, INC.
AMENDED AND RESTATED
2004 STOCK OPTION PLAN

1. Purpose.

The purpose of this 2004 Stock Option Plan (the “Plan”) is to provide for AEOLUS PHARMACEUTICALS, INC. (the “Company”) and its stockholders the benefits arising from capital stock ownership by employees (“Employees”), officers (“Officers”) and directors (“Directors”) of, and consultants or advisors (collectively, “Consultants”) to, the Company and the Company’s subsidiary corporations who are expected to contribute to the Company’s future growth and success. Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2. Type of Options and Administration.

(a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”) or non-statutory options (“Non-Statutory Stock Options”) which are not intended to meet the requirements of Section 422 of the Code.

(b) Administration. The Plan will be administered by the Board of Directors or a committee (the “Committee”) appointed by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The appointment of the members of and delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or any successor rule (“Rule 16b-3”). The Committee may in its sole discretion grant options to purchase shares of the Company’s Common Stock, $.01 par value per share (“Common Stock”). The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. Subject to adjustment as provided in Section 16 below, the aggregate number of shares of Common Stock that may be subject to options granted to any person in a calendar year shall not exceed 15,000,000 shares.

(c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only during such times as the Common Stock is registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

3. Eligibility.

(a) General. Options may be granted to persons who are, at the time of grant, Employees, Officers or Directors of, or Consultants to, the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code (“Participants”); provided that Incentive Stock Options may only be granted to individuals who are Employees. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors or the Committee shall so determine.

(b) Grant of Options to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors or (ii) by a committee of the Board of Directors that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such in Rule 16b-3(b)(3) as interpreted from time to time.

(c) Fair Market Value. “Fair Market Value” of a share of Common Stock as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the Nasdaq National Market) on the day, or the most recent closing price if no shares were traded on such day, as of which Fair Market Value is being determined, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the closing price for the shares in the over-the-counter market on the day, or the most recent closing price if no shares were traded on such day, as of which Fair Market Value is being determined. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations, as amended from time to time (“CCR Title 10”). In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

4. Stock Subject to Plan.

The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 15,000,000, of which a maximum of 15,000,000 shares may be issued as Incentive Stock Options. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

To the extent required by Section 260.140.45 of CCR Title 10, the total number of shares of Common Stock issuable upon exercise of all outstanding options granted under the Plan, together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company, shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of CCR Title 10, based on the shares of Common Stock that are outstanding at the time the calculation is made.

5. Forms of Option Agreements.

As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan or as may be approved by the Committee or the Board of Directors. Such option agreements may differ among recipients.

6. Exercise Price.

(a) General. The exercise price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors or the Committee at the time of grant of such option; provided, however, that in the case of (A) an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of a 10% Stockholder (as defined in Section 12(b)); or (B) a Non-Statutory Stock Option, the exercise price shall not be less than 85% of the Fair Market Value of such stock at the time of grant of such option, or in the case of a 10% Stockholder, less than (i) 110% of such Fair Market Value or (ii) such lower percentage of the Fair Market Value of such stock as is permitted by Section 260.140.41 of CCR Title 10.

(b) Payment of Exercise Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board of Directors in its discretion determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

7. Option Period.

Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors or the Committee and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8. Vesting.

The Board of Directors or Committee may provide that the total number of shares of Common Stock subject to an option granted under the Plan shall vest in installments over any given period of time. Criteria for determining the vesting of shares of Common Stock subject to an option may be based solely on the passage of time or on any other criteria, including, without limitation, the performance of the Participant, deemed appropriate by the Board of Directors or Committee. Notwithstanding the foregoing, to the extent required by Section 260.140.41(f) of CCR Title 10: (i) options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the option was granted, subject to reasonable conditions such as continuous service with the Company or a subsidiary thereof (“Continuous Service”); and (ii) options granted to Officers, Directors or Consultants may be made fully exercisable at any time or during any period established by the Board of Directors or Committee, subject to reasonable conditions such as Continuous Service.

9. Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. If an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

10. Transferability of Options.

(a) No Incentive Stock Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An Incentive Stock Option may be exercised during the lifetime of the optionee only by the optionee.

(b) Any Non-Statutory Stock Option shall be transferable by the optionee to members of his or her family, or otherwise by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as otherwise permitted by Section 260.140.41(d) of CCR Title 10 at the time of the grant of the Non-Statutory Stock Option. For purposes of the Plan, an optionee’s “family members” shall be deemed to consist of his or her spouse, parents, children, grandparents, grandchildren and any trusts created for the benefit of such individuals. A family member to whom an option has been transferred pursuant to this Section 10(b) shall be hereinafter referred to as a “Permitted Transferee.” An option shall be transferred to a Permitted Transferee in accordance with the foregoing provisions by the optionee’s execution of an assignment in writing in such form approved by the Board of Directors or the Committee. The Company shall not be required to recognize the rights of a Permitted Transferee until such time as it receives a copy of the assignment from the optionee. A Non-Statutory Stock Option may be exercised during the lifetime of the optionee only by the optionee.

(c) In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his options shall thereafter be exercisable, during the period specified in the option agreement, subject to the provisions of Section 12(d)(ii), by his executors, administrators or Permitted Transferees to the full extent to which such options were exercisable by the optionee at the time of his death during the periods set forth in Section 11 or 12(d).

11. Effect of Termination of Employment or Other Relationship.

Except as provided in Section 12(d) with respect to Incentive Stock Options and except as otherwise determined by the Board or the Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee or his Permitted Transferee may exercise an option at any time within three (3) months following the termination of the optionee’s employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee but, except in the case of the optionee’s death, in no event later than the expiration date of the option. For purposes of this Plan, a change in status from Employee to a Consultant, or from a Consultant to Employee, will not constitute a termination of employment, provided that a change in status from an Employee to Consultant may cause an Incentive Stock Options to become a nonqualified stock option under the Code. If the termination of the optionee’s employment or other relationship with the Company is for cause or is otherwise attributable to a breach by the optionee of an employment, consulting, confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment, consulting, confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

12. Incentive Stock Options

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

(b) 10% Stockholder. If any Employee to whom an option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) (“10% Stockholder”), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(i) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

(ii) the option exercise period shall not exceed five years from the date of grant.

(c) Dollar Limitation. For so long as the Code shall so provide, options granted to any Employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000. To the extent that the aggregate fair market value (determined at the time an incentive stock option is granted) of Common Stock for which incentive stock options granted to any Employee are exercisable for the first time by such Employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, or such higher value as permitted under Code Section 422 at the time of determination, such Incentive Stock Options will be treated as Non-Statutory Stock Options. The rule of this Section 12(c) shall be applied by taking options in the order in which they were granted.

(d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

(i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an Employee (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Non-Statutory Stock Option under the Plan;

(ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an Employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an Employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

13. Additional Provisions.

(a) Additional Option Provisions. The Board of Directors or the Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation extended exercise periods, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

(b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

14. General Restrictions.

(a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option, for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any “lock-up” or other restriction on transferability.

(b) Compliance With Securities Law. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15. Rights as a Stockholder.

The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16. Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

(a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 16 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b) Reorganization, Merger and Related Transactions. All outstanding options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event, whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a “Trigger Event” is any one of the following events:

(i) the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any subsidiary, any employee benefit plan of the Company or of any subsidiary or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

(ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any subsidiary, any employee benefit plan of the Company or of any subsidiary or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the Company would be entitled in the election of the Board of Directors were an election held on such date;

(iii) the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or who were themselves nominated by individuals whose election or nomination for election were approved in accordance with this Section 16(b)(iii); and

(iv) the date of approval by the stockholders of the Company of an agreement (a “reorganization agreement”) providing for:

(A) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such stockholders to more than 50% of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors or where the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation; or

(B) the sale or other disposition of all or substantially all the assets of the Company.

(c) Board Authority to Make Adjustments. Any adjustments under this Section 16 will be made by the Board of Directors or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17. Merger, Consolidation, Asset Sale, Liquidation, Etc.

(a) General. In the event of any sale, merger, transfer or acquisition of the Company or substantially all of the assets of the Company in which the Company is not the surviving corporation, and provided that after the Company shall have requested the acquiring or succeeding corporation (or an affiliate thereof), that equivalent options shall be substituted and such successor corporation shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the options will terminate upon expiration of such notice period.

(b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become Employees as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

18. No Special Employment Rights.

Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19. Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an Employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such Employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20. Information Obligation.

To the extent required by Section 260.140.46 of CCR Title 10, the Company shall deliver financial statements to Participants at least annually; provided, however, that the obligation to deliver financial statements shall not apply to Employees whose duties with the Company or a subsidiary thereof assure them access to equivalent information.

21. Amendment of the Plan.

(a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

(b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors or the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

22. Withholding.

(a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any options or shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 22(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company’s federal, state and local employment and withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

(c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

23. Cancellation and New Grant of Options, Etc.

The Board of Directors or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

24. Effective Date and Duration of the Plan.

(a) Effective Date. The Plan was adopted by the Board of Directors on September 22, 2004 and was approved by the Company’s stockholders on March 8, 2005. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 21) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b) Termination. Unless sooner terminated in accordance with Section 17, the Plan shall terminate upon the earlier of (i) September 21, 2014, which is the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

25. Governing Law.

The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.